Exhibit 99.2
Last Updated 2/18/2011
Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2010 and 2009

		3 Months Ended December			12 Months Ended December
Line		2010	2009	Incr (Decr)	2010	2009	Incr (Decr)

	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$13	$(4)	$17	$356	$270	$86
2	APS Energy Services	2	(1)	3	5	(4)	9
3	SunCor	—	—	—	—	—	—
4	El Dorado	—	(1)	1	2	(7)	9
5	Parent Company	(3)	(5)	2	(12)	(6)	(6)

6	Income From Continuing Operations	12	(11)	23	351	253	98

	Income (Loss) From Discontinued Operations — Net of Tax
7	SunCor	—	(26)	26	(9)	(294)	285
8	Other	—	12	(12)	28	114	(86)

9	Total	—	(14)	14	19	(180)	199

10	Net Income	12	(25)	37	370	73	297

11	Less: Net Income (Loss) Attributable to Noncontrolling Interests	5	5	—	20	5	15

12	Net Income Attributable to Common Shareholders	$7	$(30)	$37	$350	$68	$282

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

13	Arizona Public Service	$0.12	$(0.04)	$0.16	$3.32	$2.67	$0.65
14	APS Energy Services	0.01	(0.01)	0.02	0.05	(0.04)	0.09
15	SunCor	—	—	—	—	—	—
16	El Dorado	—	(0.01)	0.01	0.01	(0.07)	0.08
17	Parent Company	(0.02)	(0.05)	0.03	(0.11)	(0.07)	(0.04)

18	Income From Continuing Operations	0.11	(0.11)	0.22	3.27	2.49	0.78

	Income (Loss) From Discontinued Operations — Net of Tax
19	SunCor	0.01	(0.26)	0.27	(0.08)	(2.91)	2.83
20	Other	—	0.12	(0.12)	0.27	1.13	(0.86)

21	Total	0.01	(0.14)	0.15	0.19	(1.78)	1.97

22	Net Income	0.12	(0.25)	0.37	3.46	0.71	2.75

23	Less: Net Income (Loss) Attributable to Noncontrolling Interests	0.05	0.05	—	0.19	0.04	0.15

24	Net Income Attributable to Common Shareholders	$0.07	$(0.30)	$0.37	$3.27	$0.67	$2.60

25	BOOK VALUE PER SHARE	$33.86	$32.69	$1.17	$33.86	$32.69	$1.17

	COMMON SHARES OUTSTANDING (Thousands)
26	Average — Diluted	109,224	101,320	7,904	107,138	101,264	5,874
27	End of Period	108,770	101,435	7,335	108,770	101,435	7,335

See Glossary of Terms.	Page 1 of 4

Last Updated 2/18/2011
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2010 and 2009

		3 Months Ended December			12 Months Ended December
Line		2010	2009	Incr (Decr)	2010	2009	Incr (Decr)

	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
28	Residential	$281	$275	$6	$1,504	$1,496	$8
29	Business	324	334	(10)	1,441	1,467	(26)

30	Total retail	605	609	(4)	2,945	2,963	(18)
	Wholesale revenue on delivered electricity
31	Traditional contracts	11	10	1	65	59	6
32	Off-system sales	20	16	4	86	58	28
33	Transmission for others	8	8	—	34	33	1
34	Other miscellaneous services	10	7	3	50	36	14

35	Total regulated operating electricity revenues	654	650	4	3,180	3,149	31

	MARKETING AND TRADING
36	Electricity and other commodity sales	—	—	—	1	—	1

37	Total operating electric revenues	$654	$650	$4	$3,181	$3,149	$32

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
38	Residential	2,613	2,587	26	13,035	13,214	(179)
39	Business	3,463	3,484	(21)	14,674	14,959	(285)

40	Total retail	6,076	6,071	5	27,709	28,173	(464)
	Wholesale electricity delivered
41	Traditional contracts	127	137	(10)	750	829	(79)
42	Off-system sales	674	437	237	2,742	2,228	514
43	Retail load hedge management	116	137	(21)	679	1,054	(375)

44	Total regulated electricity	6,993	6,782	211	31,880	32,284	(404)

	MARKETING AND TRADING
45	Wholesale sales of electricity	—	—	—	—	—	—

46	Total electric sales	6,993	6,782	211	31,880	32,284	(404)

	POWER SUPPLY ADJUSTOR (“PSA”) - REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

47	Deferred fuel and purchased power regulatory asset — beginning balance	$(41)	$(60)	$19	$(87)	$8	$(95)
48	Deferred fuel and purchased power costs — current period	(44)	5	(49)	(93)	52	(145)
49	Interest on deferred fuel	—	—	—	—	—	—
50	Amounts recovered through revenues	27	(32)	59	122	(147)	269

51	Deferred fuel and purchased power regulatory asset — ending balance	$(58)	$(87)	$29	$(58)	$(87)	$29

See Glossary of Terms.	Page 2 of 4

Last Updated 2/18/2011
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2010 and 2009

		3 Months Ended December			12 Months Ended December
Line		2010	2009	Incr (Decr)	2010	2009	Incr (Decr)

	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
52	Residential	990,319	985,077	5,242	989,989	983,539	6,450
53	Business	125,232	125,320	(88)	125,320	125,242	78

54	Total	1,115,551	1,110,397	5,154	1,115,309	1,108,781	6,528
55	Wholesale customers	51	51	—	51	48	3

56	Total customers	1,115,602	1,110,448	5,154	1,115,360	1,108,829	6,531

57	Customer growth (% over prior year)	0.5%	0.5%	0.0%	0.6%	0.6%	0.0%

	RETAIL SALES (GWH) - WEATHER NORMALIZED

58	Residential	2,614	2,616	(2)	13,131	13,218	(87)
59	Business	3,460	3,524	(64)	14,789	14,983	(194)

60	Total	6,074	6,140	(66)	27,920	28,201	(281)

	RETAIL USAGE (KWh/Average Customer)

61	Residential	2,639	2,627	12	13,167	13,435	(268)
62	Business	27,654	27,798	(144)	117,092	119,441	(2,349)

	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)

63	Residential	2,640	2,656	(16)	13,263	13,439	(176)
64	Business	27,629	28,116	(487)	118,010	119,634	(1,624)

	ELECTRICITY DEMAND (MW)

65	Native load peak demand	5,758	4,873	885	6,936	7,218	(282)

	WEATHER INDICATORS — RESIDENTIAL

	Actual
66	Cooling degree-days	60	22	38	1,740	1,824	(84)
67	Heating degree-days	309	399	(90)	829	806	23
68	Average humidity	38%	24%	14%	26%	23%	3%

	10-Year Averages
69	Cooling degree-days	50	50	0%	1,730	1,730	0%
70	Heating degree-days	374	374	0%	896	896	0%
71	Average humidity	28%	28%	0%	26%	26%	0%

See Glossary of Terms.	Page 3 of 4

Last Updated 2/18/2011
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2010 and 2009

		3 Months Ended December			12 Months Ended December
Line		2010	2009	Incr (Decr)	2010	2009	Incr (Decr)

	ENERGY SOURCES (GWH)

	Generation production
72	Nuclear	2,169	1,872	297	9,079	8,923	156
73	Coal	3,160	3,311	(151)	12,383	12,510	(127)
74	Gas, oil and other	1,314	1,347	(33)	5,366	5,941	(575)

75	Total generation production	6,643	6,530	113	26,828	27,374	(546)

	Purchased power
76	Firm load	611	472	139	5,429	5,100	329
77	Marketing and trading	206	251	(45)	1,531	1,990	(459)

78	Total purchased power	817	723	94	6,960	7,090	(130)

79	Total energy sources	7,460	7,253	207	33,788	34,464	(676)

	POWER PLANT PERFORMANCE

	Capacity Factors
80	Nuclear	86%	74%	12%	91%	89%	2%
81	Coal	82%	86%	(4)%	81%	82%	(1)%
82	Gas, oil and other	18%	18%	0%	18%	20%	(2)%
83	System average	48%	47%	1%	49%	50%	(1)%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (a)
84	Single-family	903	1,637	(734)	5,602	6,352	(750)
85	Multi-family	164	181	(17)	760	1,198	(438)

86	Total	1,067	1,818	(751)	6,362	7,550	(1,188)

	Arizona Job Growth (b)
87	Payroll job growth (% over prior year)	1.2%	(6.6)%	7.8%	(0.9)%	(7.3)%	6.4%
88	Unemployment rate (%, seasonally adjusted)	9.4%	9.3%	0.1%	9.5%	9.1%	0.4%

Sources:

(a)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(b)	Arizona Department of Economic Security

See Glossary of Terms.	Page 4 of 4